UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2006
ALTUS PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51711	04-3573277
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

125 Sidney Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 299-2900
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1 Press Release dated July 24, 2006

Item 8.01. Other Events.
     On July 24, 2006, Altus Pharmaceuticals Inc. (the “Company”) issued a press release announcing an update on the Company’s plans for initiation of Phase III clinical trials for ALTU-135, the Company’s orally administered enzyme replacement therapy and ALTU-238, the Company’s long-acting, crystalline form of human growth hormone. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
     The Company held a conference call and simultaneous webcast to discuss these updates on July 24, 2006. A replay of the webcast is available on www.altus.com through August 24, 2006 and through 11:59 p.m. eastern time July 31, 2006 by dialing 888-203-1112 or 719-457-0820. The replay passcode is 4102909.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Press Release dated July 24, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTUS PHARMACEUTICALS INC.
By:	/s/ Jonathan I. Lieber
Jonathan I. Lieber
Vice President, Chief Financial Officer and Treasurer

Date: July 25, 2006

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